Exhibit 10.89
THIS WARRANT IS SUBJECT TO RESTRICTIONS ON TRANSFER
SET FORTH IN THIS COMMON STOCK PURCHASE WARRANT.
SYNTROLEUM CORPORATION
COMMON STOCK PURCHASE WARRANT
October 14, 2009
This Warrant (the “Warrant”) entitles Fletcher International, Ltd., a company domiciled in Bermuda (including any successors or assigns, the “Holder”), for value received, to purchase from SYNTROLEUM CORPORATION, a Delaware corporation (the “Company”), during the Warrant Term (as defined below) and subject to the terms and conditions set forth herein, all or any portion of the Warrant Shares (as defined below) at the Exercise Price (as defined below). This Warrant is issued subject to the following terms and conditions:
1. Warrants.
1.1 General. This Warrant has been issued pursuant to that certain Securities Purchase Agreement, dated October 14, 2009, as it may be amended from time to time, by and among the Company and the Holder (the “Securities Purchase Agreement”), and are subject to the terms and conditions thereof. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Securities Purchase Agreement. A copy of the Securities Purchase Agreement may be obtained at no cost by the Holder upon written request to the Secretary of the Company at the principal executive offices of the Company.
1.2 Warrant Amount. This Warrant shall entitle the Holder to purchase up to 1,892,291 shares of newly-issued Common Stock (the “Warrant Shares”).
1.3 Exercise Price. The per share exercise price for the Warrant Shares shall be $3.3029 (the “Exercise Price”).
1.4 Warrant Term. Subject to the limitations contained herein, the Warrant may be exercised (in whole or in part) at any time or from time to time after the date hereof until 11:59 P.M., New York City time on the date that is six (6) years after the date hereof (the “Warrant Term”); provided, however, that in connection with a Change of Control (as defined in the Securities Purchase Agreement), this Warrant shall be subject to Section 3.4.
2. Exercise of Warrant.
2.1 Method of Exercise; Payment. Subject to all of the terms and conditions hereof and the limitations set forth in Sections 2.6 and 2.7, the Holder shall notify the Company prior to any exercise of this Warrant, in whole or in part, with respect to any Warrant Shares, during the Warrant Term, by delivering a notice of intent to exercise substantially in the form attached hereto, three (3) Business Days prior to the exercise date set forth therein; provided that any such notice must be delivered to the Company at least three (3) Business Days prior to the expiration of the Warrant Term. Upon the exercise date set forth in the applicable notice, subject to all of the terms and conditions hereof and the limitations set forth in Sections 2.6 and 2.7, the Holder shall (1) surrender this Warrant to the Company at its principal office, (2) deliver to the Company a subscription substantially in the form attached hereto, and (3) send a (a) wire transfer of immediately available funds or (b) certified or official bank check payable to the order of the Company, in each case in the amount obtained by multiplying (i) the number of Warrant Shares for which the Warrant is being exercised, as designated in such notice and subscription, by (ii) the Exercise Price. Thereupon, the Holder shall be entitled to receive the applicable number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares. Notwithstanding the foregoing, each exercise of the Warrant by the Holder must be for at least 1,000,000 Warrant Shares; provided, however, that the Warrant may be exercised for a lower number of Warrant Shares if such exercise is for all remaining Warrant Shares subject to the Warrant.

2.2 Delivery of Stock Certificates on Exercise. Upon the exercise date of this Warrant, unless otherwise mutually agreed upon by the parties, to the extent reasonably practicable, the Company, at its expense, and in accordance with applicable securities laws, shall deliver the number of Warrant Shares purchased by the Holder on such exercise to Holder’s account via The Depository Trust Company’s Deposit/Withdrawal at Custodian (DWAC) system using the account information provided by Holder in its notice of intent to exercise.
2.3 Shares To Be Fully Paid and Nonassessable. All Warrant Shares issued upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those set forth herein).
2.4 Payment of Taxes and Expenses. The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and, as applicable, the delivery of certificates representing or the delivery via The Depository Trust Company’s Deposit/Withdrawal at Custodian (DWAC) system of, (i) any Warrant Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder’s name or the name of any transferee of all or any portion of this Warrant.
2.5 Cooperation with Filings. The Company shall assist and cooperate with the Holder if the Holder is required to make any governmental or regulatory filings or obtain any governmental or regulatory approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).
2.6 Limitation on Exercise. This Warrant shall not be exercisable (i) to the extent that, on or immediately after exercise, the representations in Section 3.2(d) of the Securities Purchase Agreement would be untrue, and (ii) unless and until such representations are made and the Tax Covenants, as applicable, are performed.
2.7 Limitation on Exercise by Transferees. In the event this Warrant is transferred in accordance with Section 5, this Warrant shall not be exercisable (i) to the extent that, on or immediately after exercise, the representations in Section 3.2(d) of the Securities Purchase Agreement would be untrue with respect to the person exercising the Warrant and such person’s Tax Affiliates, and (ii) unless and until the person exercising the Warrant makes such representations and performs the Tax Covenants. For purposes of this Section 2.7, references to the Purchaser and its Tax Affiliates in Section 3.2(d) of the Securities Purchase Agreement and in the Tax Covenants shall be treated as referring to the person exercising the Warrant and such person’s Tax Affiliates.
2.8 The provisions of Section 4.2(g) of the Securities Purchase Agreement shall apply hereto, to the extent relevant to the provisions hereof, substituting “Holder” for “Purchaser” therein.
3. Adjustment of Exercise Price and Warrant Shares. The Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as described in this Section 3.
3.1 Subdivision or Combination of Stock. If at any time or from time to time after the date hereof, the Company shall subdivide (by way of stock dividend, stock split or otherwise) its outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be reduced proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be increased proportionately, and conversely, in the event the outstanding shares of Common Stock shall be combined (whether by stock combination, reverse stock split or otherwise) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be increased proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be decreased proportionately. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3.1.

3.2 Adjustment for Stock Dividends. If at any time after the date hereof, the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Common Stock, the Exercise Price in effect immediately prior to such declaration or distribution shall be reduced proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be increased proportionately, to reflect the issuance of any shares of Common Stock, issuable in payment of such dividend or distribution. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3.2.
3.3 Adjustments for Reclassifications. If the Common Stock issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class(es) or series of stock and/or the right to receive property, whether by reclassification or otherwise (other than an adjustment under Sections 3.1 and 3.2 or a merger, consolidation, or sale of assets provided for under Section 3.4), then and in each such event, the Holder hereof shall have the right thereafter to convert each Warrant Share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, or other change by holders of the number of shares of Common Stock into which such Warrant Shares would have been convertible immediately prior to such reclassification or change, all subject to successive adjustments thereafter from time to time pursuant to and in accordance with, the provisions of this Section 3.
3.4 Adjustments for Merger or Consolidation.
(a) If during the Warrant Term a Change of Control or plan or proposal with respect thereto is publicly announced or occurs, and the Acquiring Person (as defined in the Securities Purchase Agreement) (or its direct or indirect parent entity) does not have a class of common equity securities listed or admitted for trading on any securities exchange or over-the-counter or other organized market, whether U.S. or not, then this Warrant shall terminate upon the effective date Change of Control; provided that between the date such Change of Control is announced and the effective date of the Change of Control, but not thereafter, the Holder shall have the right to submit to the Company an exercise notice (which exercise notice may, at the Holder’s option, specify that the exercise and payment of the Exercise Price shall occur simultaneously with, and be contingent upon, the occurrence of the Change of Control) in accordance with the terms and conditions of this Warrant; provided, however, that so long as the Company has provided the Holder with at least five (5) Business Days (as defined in the Securities Purchase Agreement) advance written notice of the effective date for the Change of Control, the Company shall not be required to postpone such closing date in order to facilitate the closing of the exercise.

(b) If during the Warrant Term a Change of Control or plan or proposal with respect thereto is publicly announced or occurs, and the Acquiring Person (or its direct or indirect parent entity) has a class of common equity securities listed or admitted for trading on any securities exchange or over-the-counter or other organized market, whether U.S. or not, then:
(i) Between the date such Change of Control is announced and the effective date of the Change of Control, the Holder shall have the right to submit to the Company an exercise notice (which exercise notice may, at the Holder’s option, specify that the exercise and payment of the Exercise Price shall occur simultaneously with, and be contingent upon, the occurrence of the Change of Control) in accordance with the terms and conditions of this Warrant; provided, however, that so long as the Company has provided the Holder with at least five (5) Business Days advance written notice of the effective date for the Change of Control, the Company shall not be required to postpone such closing date in order to facilitate the closing of the exercise;
(ii) The Company shall not enter into an agreement with the Acquiring Person resulting in such Change of Control unless such agreement expressly obligates the Acquiring Person to assume all of the Company’s obligations under this Warrant; and
(iii) In the event that any portion of this Warrant remains unexercised upon consummation of the Change of Control, the Holder shall thereafter automatically have equivalent rights with respect to the Acquiring Person, and from and after the effective date of the Change of Control and regardless of whether the Acquiring Person expressly assumes the Company’s obligations:
(A) all references to the Company in this Warrant shall be references to the Acquiring Person,
(B) all references to Common Stock in this Warrant shall be references to the securities for which the Common Stock are exchanged in the Change of Control (or if none, the most widely-held class of common equity securities of the Acquiring Person),
(C) the Exercise Price shall be adjusted, employing the methodology set forth in the example(s) on Annex I hereto, to equal the Exercise Price as in effect immediately prior to the Change of Control multiplied by a fraction, (1) the numerator of which is the volume-weighted average price, calculated to the nearest ten thousandth (i.e., four decimal places (.xxxx)), of the securities for which Common Stock is exchanged in the Change of Control (or if none, the most widely-held class of voting common equity securities of the Acquiring Person), and (2) the denominator of which is the Daily Market Price of the Company, in the case of (1) and (2) determined as of the Business Day immediately preceding and excluding the date on which the Change of Control is consummated. For purposes of this Warrant, “Daily Market Price” has the meaning given in the Securities Purchase Agreement, substituting references to the “Holder” for the “Purchaser,” and
(D) the number of Warrant Shares shall be adjusted, employing the methodology set forth in the example(s) on Annex I hereto, to equal the product of the number of Warrant Shares in effect immediately prior to the Change of Control multiplied by a fraction, (1) the numerator of which is the Daily Market Price of the Company, and (2) the denominator of which is the volume-weighted average price, calculated to the nearest ten thousandth (i.e., four decimal places (.xxxx)), of the securities for which Common Stock is exchanged in the Change of Control (or if none, the most widely-held class of voting common equity securities of the Acquiring Person), in the case of (1) and (2) determined as of the Business Day immediately preceding and excluding the date on which the Change of Control is consummated.
3.5 Minimum Adjustment of Exercise Price. If the amount of any adjustment of the Exercise Price required pursuant to this Section 3 would be less than one-tenth (1/10) of one percent (1%) of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Exercise Price.

3.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price and number of Warrant Shares pursuant to this Section 3, this Warrant shall, without any action on the part of the Holder, be adjusted in accordance with this Section 3, and the Company, at its expense, promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith send a copy of each such certificate to the Holder in accordance with Section 7.4 below.
4. Notices of Record Date. Upon (a) any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, or (b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Company with or into any other Person, any transfer of all or substantially all the assets of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or the sale, in a single transaction, of a majority of the Company’s voting stock (whether newly issued, or from treasury, or previously issued and then outstanding, or any combination thereof), the Company shall mail to the Holder at least ten (10) Business Days, or such longer period as may be required by law, prior to the record date specified therein and at least ten (10) Business Days prior to the date specified in clause (ii) or (iii) hereof, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, distribution, option or right, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, or sale is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up. Subject to the other limitations on exercise contained in this Warrant, nothing in this Section 4 shall prohibit the Holder from exercising this Warrant during the ten (10) Business Day period commencing on the date of such notice.
5. Transfer Provisions, etc.
5.1 Limitations on Transfer. None of the Holder, or any subsequent successor, transferee or assign, shall sell or otherwise transfer this Warrant to any Person unless and until (1) the transferee makes the representations in Section 3.2(d) of the Securities Purchase Agreement, agrees to perform and, to the extent then applicable, performs the Tax Covenants and (2) the transferor and the transferee, each represent in writing, under penalty of perjury, that it does not have a principal purpose of avoiding or ameliorating the impact of an ownership change within the meaning of Treasury Regulation Section 1.382-4(d) related to the transfer of the Warrant. For purposes of this Section 5.1, references to the Purchaser and its Tax Affiliates in Section 3.2(d) and in the Tax Covenants of the Securities Purchase Agreement shall be treated as referring to the transferee and its Tax Affiliates. Upon any transfer by the Holder, or any subsequent successor, transferee or assign, such Person shall deliver to the Company the Notice of Transfer, in the form attached hereto.
5.2 Warrant Register. The Company shall keep at its principal office a register for the registration, and registration of transfers, of the Warrants. The name and address of each Holder of one or more of the Warrants, each transfer thereof and the name and address of each transferee of one or more of the Warrants shall be registered in such register.

6. Lost, Stolen or Destroyed Warrant. Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of a customary affidavit of the Holder and customary unsecured indemnity agreement, or, in the case of mutilation, upon surrender of this Warrant, the Company at its expense will execute and deliver, or will instruct its transfer agent to execute and deliver, a new Warrant of like tenor and date and representing the same rights represented by such lost, stolen, destroyed or mutilated warrant and any such lost, stolen, mutilated or destroyed Warrant thereupon shall become void.
7. General.
7.1 Authorized Shares, Reservation of Shares for Issuance. At all times while this Warrant is outstanding, the Company shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Warrant, such number of shares of Common Stock, and any other capital stock or other securities as shall be sufficient to perform its obligations under this Warrant (after giving effect to any and all adjustments to the number and kind of Warrant Shares purchasable upon exercise of this Warrant).
7.2 No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.
7.3 No Rights as Stockholder. Except as provided herein, the Holder shall not be entitled to vote or to receive dividends or to be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings (except to the extent otherwise provided in this Warrant), or to receive dividends or subscription rights, until the Holder shall have exercised this Warrant and been issued Warrant Shares in accordance with the provisions hereof and continues to hold Warrant Shares.
7.4 Notices. Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be sent by postage prepaid first class mail, overnight courier or facsimile transmission, or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

(a) All correspondence to the Company shall be addressed as follows:
Syntroleum Corporation
5416 South Yale, Suite 400
Tulsa, Oklahoma 74135
Attn:         Principal Financial Officer
Facsimile: (918) 592-7979
with a copy to:
Syntroleum Corporation
5416 South Yale, Suite 400
Tulsa, Oklahoma 74135
Attention: Chief Executive Officer
Facsimile: (918) 592-7979
(b) All correspondence to the Holder shall be addressed to the Holder at its address appearing in the books maintained by the Company.
8. Amendment and Waiver. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any term of this Warrant may be amended or waived upon the written consent of the Company and the Holder.
9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.
10. Covenants To Bind Successor and Assigns. Except as expressly provided otherwise, all covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.
11. Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
12. Construction. The definitions of this Warrant shall apply equally to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.
[Signature Page to Follow]

In Witness Whereof, the Company has executed this Common Stock Purchase Warrant as of the date first written above.

COMPANY: SYNTROLEUM CORPORATION
By:	/s/ Edward G. Roth
	Name:	Edward G. Roth
	Title:	Chief Executive Officer

ANNEX I

		Case 1: Acquiror		Case 2: Acquiror	Case 3: Acquiror
		Price Above		Price Below	Price Equals
	Units	SYNM Price		SYNM Price	SYNM Price

Example Change of Control Calculations
(A): Acquiror share price daily VWAP on day prior to Closing	$/share	$25.0000		$2.0000	$5.0000
(B): Daily Market Price of Syntroleum on day prior to Closing	$/share	$5.0000		$5.0000	$5.0000

Adjusted Exercise Price
Exercise Price in Effect Prior to Change of Control	$/share	$3.3750		$3.3750	$3.3750
Multiplied by fraction (A) divided by (B)		5.0000		0.4000	1.0000

Adjusted Exercise Price	$/share	$16.8750		$1.3500	$3.3750

Adjusted Warrants Outstanding
Fletcher Warrants in Effect Prior to Change of Control	000 shares	5,556		5,556	5,556
Multiplied by fraction (B) divided by (A)		0.2000		2.5000	1.0000

Adjusted Warrants Outstanding	000 shares	1,111		13,890	5,556

Warrant Exercise Consideration Post Acquisition
New Exercise Price X	$/share	$16.8750		$1.3500	$3.3750
New Warrants Outstanding	000 shares	1,111		13,890	5,556

Exercise Consideration Post Acquisition	000 $	$18,748.12	**	$18,751.50	$18,751.50

Equals

Warrant Exercise Consideration Pre-Acquisition
Original Exercise Price X	$/share	$3.3750		$3.3750	$3.3750
Original Warrants	000 shares	5,556		5,556	5,556

Exercise Consideration Pre Acquisition	000 $	$18,751.50		$18,751.50	$18,751.50

**	The variation from “Exercise Consideration Pre Acquisition” is due to rounding to the nearest whole share in computing the New Warrants Outstanding.

NOTICE OF INTENT TO EXERCISE

To:	Syntroleum Corporation
5416 South Yale, Suite 400
Tulsa, Oklahoma 74135
The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to exercise thereunder,                      shares of Common Stock, of Syntroleum Corporation, a Delaware corporation (the “Company”), at a per share exercise price equal to $          .

Exercise Date:	(3 Business Days after the date of this Notice)
Upon the Exercise Date, to the extent reasonably practicable, please deliver the shares of Common Stock described above to the undersigned’s account via The Depository Trust Company’s Deposit/Withdrawal at Custodian (DWAC) system using the following account information:

If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the remaining balance of such shares of Common Stock.

Holder

Dated: ,

Signature

SUBSCRIPTION

To:	Syntroleum Corporation
5416 South Yale, Suite 400
Tulsa, Oklahoma 74135
The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to exercise thereunder,                      shares of Common Stock, of Syntroleum Corporation, a Delaware corporation (the “Company”), at a per share exercise price equal to $          , and accordingly tenders herewith an aggregate payment of $                    , representing the aggregate purchase price for such shares based on the price(s) per share provided for in such Warrant. Such payment is being made in accordance with Section 2.1 of the attached Warrant.
The undersigned hereby represents and warrants as follows:
(a) the undersigned does not by the exercise of the Warrant pursuant to this notice violate Section 2.6 and/or Section 2.7 of the Warrant;
(b) the undersigned and its “Tax Affiliates” (defined as any Person in which the undersigned directly or indirectly through one or more intermediaries, owns any equity interest) do not and will not own, immediately before or immediately after this exercise, more than 4.95% of the shares of Common Stock of the Company outstanding as of the date hereof. For purposes of the foregoing sentence and subsection (c) below: (A) ownership of Common Stock shall include any long derivative or synthetic position and any other stock (as defined in Temporary Treasury Regulation Section 1.382-2T(f)(18) or any successor provision) of the Company held by the undersigned or its Tax Affiliates; (B) notwithstanding the foregoing clause (A), ownership of Common Stock shall not include any Common Stock which may be acquired pursuant to Section 2.1(b) of the Securities Purchase Agreement or by exercise of this Warrant (other than this exercise) or any other Warrants issued pursuant to the Securities Purchase Agreement until such Common Stock is purchased and issued; (C) any short actual, synthetic or derivative positions shall not decrease the amount of Common Stock that the undersigned and its Tax Affiliates are treated as owning, and (D) for purposes of calculating the percentage ownership interest of the undersigned and its Tax Affiliates as of a particular date, the aggregate number of shares of Common Stock outstanding shall be the number of outstanding shares of Common Stock of the Company most recently reported prior to such date by the Company in a filing with the SEC, provided, however, that if at least twenty (20) Business Days prior to this exercise, the Company informs the undersigned in writing that it has redeemed shares of its Common Stock and provides the undersigned with the number of outstanding shares of Common Stock following such redemption which the undersigned can rely upon for this purpose, the undersigned will use such revised number of outstanding shares instead, unless and until further updated by a subsequent SEC filing and/or Company notice pursuant hereto; and
(c) the undersigned has delivered to the Company the Affidavits described in Section 4.2(d) of the Securities Purchase Agreement and has performed all the Tax Covenants set forth in the Securities Purchase Agreement, applying such Section 4.2(d) and the Tax Covenants as if the undersigned were the Purchaser referenced therein.
[Signature Page to Follow]

Holder

Dated: ,

Signature
Syntroleum Corporation hereby acknowledges receipt of this Subscription and authorizes issuance of the shares of Common Stock described above.
Syntroleum Corporation

By:

Title:

Date:

NOTICE OF TRANSFER

To:	Syntroleum Corporation
5416 South Yale, Suite 400
Tulsa, Oklahoma 74135
For value received, the undersigned hereby sells, assigns and transfers unto                                          (the “Transferee”) [the attached Warrant] [                     Warrant Shares (the “Transferred Warrant Shares”)], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                          attorney to transfer said [Warrant] [Transferred Warrant Shares] on the books of Syntroleum Corporation, a Delaware corporation (the “Company”), with full power of substitution in the premises.
If not all of the attached Warrant is to be so transferred, a new Warrant is to be issued in the name of the undersigned for the balance of said Warrant.
The undersigned transferor hereby represents and warrants as follows:
(a) the transfer is in compliance with the requirements and restrictions set forth in 4.2 of the Securities Purchase Agreement, applied as if the undersigned transferor were the Purchaser referenced in such provisions; and
(b) it does not have a principal purpose of avoiding or ameliorating the impact of an ownership change within the meaning of Treasury Regulation Section 1.382-4(d) related to the transfer of the Warrant.
The Transferee hereby represents and warrants as follows:
(a) the Transferee and its “Tax Affiliates” (defined as any Person in which the Transferee, directly or indirectly through one or more intermediaries, owns any equity interest) do not and will not own, immediately before or immediately after this transfer, more than 4.95% of the shares of Common Stock of the Company outstanding as of the date hereof. For purposes of the foregoing sentence and subsection (b) below: (A) ownership of Common Stock shall include any long derivative or synthetic position and any other stock (as defined in Temporary Treasury Regulation Section 1.382-2T(f)(18) or any successor provision) of the Company held by the Transferee or its Tax Affiliates; (B) notwithstanding the foregoing clause (A), ownership of Common Stock shall not include any Common Stock which may be acquired pursuant to Section 2.1(b) of the Securities Purchase Agreement or by exercise of this Warrant or any other Warrants issued pursuant to the Securities Purchase Agreement until such Common Stock is purchased and issued; (C) any short actual, synthetic or derivative positions shall not decrease the amount of Common Stock that the Transferee and its Tax Affiliates are treated as owning, and (D) for purposes of calculating the percentage ownership interest of the Transferee and its Tax Affiliates as of a particular date, the aggregate number of shares of Common Stock outstanding shall be the number of outstanding shares of Common Stock of the Company most recently reported prior to such date by the Company in a filing with the SEC, provided, however, that if at least twenty (20) business days prior to the transfer, the Company informs the Transferee in writing that it has redeemed shares of its Common Stock and provides the Transferee with the number of outstanding shares of Common Stock following such redemption which the Transferee can rely upon for this purpose, the Transferee will use such revised number of outstanding shares instead, unless and until further updated by a subsequent SEC filing and/or Company notice pursuant hereto.

(b) the Transferee has delivered to the Company an affidavit, attesting that immediately before and immediately after the transfer of this Warrant the Transferee and its Tax Affiliates (treated in the aggregate) are not a “5-percent shareholder” (as the term is defined under Section 382 of the Code treating, for this purpose, the Transferee and its Tax Affiliates in the aggregate as one individual) based on the number of outstanding shares determined in the manner provided in subsection (a) above.
(c) it does not have a principal purpose of the transfer is not to avoid or ameliorate the impact of an ownership change within the meaning of Treasury Regulation Section 1.382-4(d) related to the transfer of the Warrant;
(d) that it has performed and will continue to perform the Tax Covenants, applied as if the Transferee were the Purchaser referenced therein;
(e) the Transferee shall be subject to the terms and conditions of the Warrant, as if it were the original Holder thereunder, and Sections 4.2(a), (b), (c), (d), and (f) of the Securities Purchase Agreement, as if it were the Purchaser referenced thereunder, with respect to any exercise or transfer of the Warrant; and
(f) the Transferee understands and acknowledges that the transfer is dependent upon the representations and warranties of the Transferee being true and correct and that the Company shall be entitled to rely on and shall be the beneficiary of these representations and warranties.
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Holder

Dated: ,

Signature
Acknowledged and Agreed:
Transferee

Signature
Syntroleum Corporation hereby acknowledges receipt of this Notice of Transfer.
Syntroleum Corporation

By:

Title:

Date: